UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 30, 2004

THE HOUSTON EXPLORATION COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-11899	22-2674487
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

1100 Louisiana, Suite 2000
Houston, Texas	77002-5215
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 830-6800

Not Applicable
(Former name or former address, if changed since last report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

99.1	Press release issued by The Houston Exploration Company on April 30, 2004.

Item 12. Results of Operations and Financial Condition.

On April 30, 2004, we issued a press release with respect to our financial and operational results for the three months ended March 31, 2004. The press release is furnished as Exhibit 99.1 to this Current Report and incorporated by reference herein.

The information furnished pursuant to this Item 12, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any registration statement filed under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE HOUSTON EXPLORATION COMPANY
By:	/s/ James F. Westmoreland
James F. Westmoreland
Vice President and Chief Accounting Officer

Dated: April 30, 2004

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Exhibit Index

Exhibits		Description
*99.1	—	Press release issued by The Houston Exploration Company on April 30, 2004.

*	Filed herewith.

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